DEAN WITTER PREMIER INCOME TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                  10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
Significant swings in the pace of U.S. economic growth influenced the performance of the fixed-income markets during the twelve-month period ended October 31, 1996. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short-term interest rates totaling 50 basis points (0.50 percent) by the Federal Reserve Board. However, the economic climate was altered significantly during mid-February as data suggesting a pickup in growth caused market participants to consider the potential for increased inflationary pressure.
Economic growth continued to accelerate during the second quarter of 1996 as the sharp decline in interest rates throughout 1995 further stimulated spending and buoyed consumer confidence. Growth, as measured by gross domestic product (GDP), was calculated at an annualized rate of 4.7 percent for the quarter, which led investors to believe that the Federal Reserve Board would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the rate of economic growth has slowed during the past few months to the 2.0 percent to 2.5 percent level, which is considered the noninflationary trendline pace for U.S. economic growth. Softer economic data and continued moderation in the broad inflation measures during the third quarter allowed the Federal Reserve to leave short-term interest rates unchanged at its August and September policy meetings.
Yields on most maturity U.S. Treasuries posted minimal net changes over the past twelve months. For example, the yield of the 2-year U.S. Treasury note was 5.75 percent on October 31, 1996, 14 basis points higher than its level a year ago. However, the modest net change in yield levels masks considerable fluctuations that occurred throughout the year. After falling to a low of 4.79 percent in mid-February, the yield of the 2-year U.S. Treasury note rose to 6.44 percent in July in response to stronger economic data before rallying to 5.75 percent at the end of the period.

DEAN WITTER PREMIER INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

PERFORMANCE AND PORTFOLIO
                                                    [GRAPHIC]
Against this backdrop, Dean Witter
Premier Income Trust produced a total
return of 5.07 percent for the twelve
months ended October 31, 1996. This
compares to a return of 5.99 percent
for the Lehman Brothers Mutual Fund
Short (1-3) U.S. Government Index and a
return of 5.47 percent for the Lipper
Adjustable Rate Mortgage Funds Average
during the same period. The
accompanying chart illustrates the
performance of a $10,000 investment in
the fund since inception (July 1, 1991)
through the fiscal year ended October
31, 1996, versus the performance of a
similar hypothetical investment in the
issues that comprise the Lehman
Brothers Mutual Fund Short (1-3) U.S.
Government Index and the Lipper
Adjustable Rate Mortgage Funds Average.
                                                    [GRAPHIC]
Premier Income Trust's flexible
investment strategy provides for
diversification across a number of
sectors in the short-duration market,
including mortgage pass-through
securities, adjustable-rate mortgage
securities, collateralized mortgage
obligations, fixed- and floating-rate
asset-backed securities and U.S.
Treasury and agency securities. The
Fund's assets are actively managed by
its sub-adviser, BlackRock Financial
Management, Inc., to reflect the
sub-adviser's relative value analysis
of individual securities and sectors.
In searching for relative value
opportunities, the Fund's managers
target securities
and sectors within the short-duration market that have underperformed and have strong potential for price appreciation. Securities are purchased at attractive yield or price levels and sold upon price appreciation or significant outperformance of other short-duration alternatives.

DEAN WITTER PREMIER INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

The following table compares the asset allocation of the Fund's portfolio at the end of the fiscal year to that at the start of the period.

                                                    Percent    Percent
                                                       of         of
                                                     Assets     Assets
                                                       On         On
                                                    October    October
SECURITY TYPE                                       31, 1996   31, 1995
--------------------------------------------------  --------   --------
Adjustable-Rate Mortgages.........................   21.5%      58.2%
Fixed-Rate Asset Backed Securities................    0.0        9.3
Floating-Rate Asset-Backed Securities.............   17.8        0.0
U.S. Treasuries/Agencies..........................   32.2        5.8
Short-Average Life Pass-Throughs..................   19.5       18.2
Collateralized Mortgage Obligations...............    9.0        7.6
Cash..............................................    0.0        0.9

Over the past few months, BlackRock has taken on a decidedly defensive outlook on the mortgage market and reduced the Fund's mortgage exposure. The most significant reduction occurred in the adjustable-rate mortgage sector, where the Fund reduced its allocation by over one-half during the past twelve months, as those securities posted excellent total returns versus other short-duration sectors.
The sale of adjustable-rate mortgages raised cash for the Fund to increase its stake in floating-rate asset-backed securities (ABS's) and U.S. Treasuries. Yield spreads in most ABS sectors traded in a narrow range at tight levels throughout 1996 as investor demand matched the tremendous amount of new-issue supply. BlackRock remains positive on the ABS sector despite tight yield spreads because they expect investor demand for yield-oriented short-duration securities to remain strong, keeping ABS yield spreads to comparable maturity U.S. Treasuries to remain steady. Within the ABS sector, the Fund has emphasized automobile-backed securities while underweighting credit card ABS's, whose performance may be hindered by continued weak consumer credit.
LOOKING AHEAD
Despite strong growth and rising wage pressures, the Federal Reserve's decision not to raise interest rates at their most recent meetings has markedly increased the stakes in the bond market. The rationale behind this decision not to raise rates appears to be the benign inflation data released during the third quarter of 1996. Should economic growth slow and inflation remain contained, the Federal Reserve will be proven correct in its reluctance and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of future monetary tightening would increase.

DEAN WITTER PREMIER INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

BlackRock maintains a positive view of the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased, due to the renewed attractiveness of the U.S. bond market on a global basis.
We appreciate your support of Dean Witter Premier Income Trust and look forward to continuing to serve your investment needs and objectives.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER PREMIER INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

 PRINCIPAL
 AMOUNT IN                                                          COUPON      MATURITY
 THOUSANDS                                                           RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------
             MORTGAGE-BACKED SECURITIES (38.9%)
             U.S. GOVERNMENT AGENCIES
 $     629   Federal Home Loan Mortgage Corp. PC GOLD...........    8.50   %     07/01/06  $      650,354
     1,980   Federal Home Loan Mortgage Corp. PC GOLD...........    9.00         05/01/06       2,066,205
                                                                                           --------------
                                                                                                2,716,559
                                                                                           --------------
     1,198   Federal National Mortgage Assoc....................    6.00         01/01/04       1,178,097
     1,047   Federal National Mortgage Assoc. ARM...............    7.545+       09/01/25       1,080,083
                                                                                           --------------
                                                                                                2,258,180
                                                                                           --------------
     1,231   Government National Mortgage Assoc.................    7.25         11/15/04-
                                                                                 04/15/06       1,244,734
     2,170   Government National Mortgage Assoc. II ARM.........    6.50+        02/20/21-
                                                                                 03/20/22       2,206,267
       625   Government National Mortgage Assoc. II ARM.........    7.00+        10/20/21         639,164
       714   Government National Mortgage Assoc. II ARM.........    7.125+       09/20/22         729,423
                                                                                           --------------
                                                                                                4,819,588
                                                                                           --------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $9,730,835)................................................       9,794,327
                                                                                           --------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (33.9%)
     1,100   Resolution Funding Corp. Coupon Strip..............    0.00         10/15/98         983,059
       600   Tennessee Valley Authority.........................    5.98         04/01/36         606,564
     1,500   U.S. Treasury Note++...............................    6.125        08/31/98       1,510,185
     5,400   U.S. Treasury Note++...............................    6.00         09/30/98       5,425,596
                                                                                           --------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $8,496,769)................................................       8,525,404
                                                                                           --------------
             ASSET-BACKED SECURITIES (18.8%)
       453   Banc One Auto Grantor Trust 1996-B A...............    6.55+        02/15/03         455,446
       872   Chase Manhattan Grantor Trust 1995-A A.............    6.00+        09/17/01         872,190
       469   EQCC Home Equity Loan Trust 1994-1 A...............    5.80+        03/15/09         457,707
     1,252   Fifth Third Auto Grantor Trust 1996-B A............    6.45+        03/15/02       1,258,407
     1,000   First Chicago Master Trust II 1992-E A.............    6.25+        08/15/99       1,000,620
       681   Ford Credit Grantor Trust 1995-B A.................    5.90+        10/15/00         680,408
                                                                                           --------------
             TOTAL ASSET-BACKED SECURITIES
             (IDENTIFIED COST $4,702,552)................................................       4,724,778
                                                                                           --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                          COUPON      MATURITY
 THOUSANDS                                                           RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)
             U.S. GOVERNMENT AGENCIES (7.9%)
 $   1,020   Federal Home Loan Mortgage Corp. 1632 F (PAC)......    5.788+ %     04/15/23  $    1,020,022
       871   Federal National Mortgage Assoc. Strip Series I
             Class 2............................................   11.50         04/01/09         972,294
                                                                                           --------------
                                                                                                1,992,316
                                                                                           --------------
             PRIVATE ISSUES (5.6%)
       920   MLCC Mortgage Investors, Inc. 1996-A A.............    5.93+        02/15/21         919,887
       482   MLCC Mortgage Investors, Inc. 1996-B A.............    5.775+       07/15/21         481,374
         1   Resolution Funding Corp. 1992-S2 A17 (TAC I/O).....    7.971+       01/25/22             306
                                                                                           --------------
                                                                                                1,401,567
                                                                                           --------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $6,547,287)................................................       3,393,883
                                                                                           --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $29,477,443) (A)..............      105.1%   26,438,392
LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS.........................................       (5.1)   (1,283,936)
                                                     -----   -----------
NET ASSETS.....................................      100.0%  $25,154,456
                                                     -----   -----------
                                                     -----   -----------

---------------------
ARM  Adjustable rate mortgage.
I/O  Interest-only security.
PAC  Planned Amortization Class.
PC   Participation Certificate.
TAC  Targeted Amortization Class.
 + Floating rate securities. Rate shown is the rate in effect at October 31, 1996.
++ Some or all of these securities are pledged as collateral in connection with the reverse repurchase agreements.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $213,858 and the aggregate gross unrealized depreciation was $3,252,909, resulting in net unrealized depreciation of $3,039,051.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $29,477,443).............................  $26,438,392
Cash........................................................       47,194
Receivable for:
    Investments sold........................................    6,804,288
    Interest................................................      187,350
    Principal paydowns......................................       96,038
Prepaid expenses and other assets...........................       21,375
                                                              -----------
     TOTAL ASSETS...........................................   33,594,637
                                                              -----------
LIABILITIES:
Reverse repurchase agreements...............................    8,256,000
Payable for:
    Shares of beneficial interest repurchased...............       29,113
    Investment management fee...............................       11,003
    Interest................................................        7,523
    Dividends to shareholders...............................        7,003
    Plan of distribution fee................................        4,401
Accrued expenses and other payables.........................      125,138
                                                              -----------
     TOTAL LIABILITIES......................................    8,440,181
                                                              -----------
NET ASSETS:
Paid-in-capital.............................................   34,381,262
Net unrealized depreciation.................................   (3,039,051)
Distributions in excess of net investment income............      (43,698)
Accumulated net realized loss...............................   (6,144,057)
                                                              -----------
     NET ASSETS.............................................  $25,154,456
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE,
  2,873,934 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $8.75
                                                              -----------
                                                              -----------
MAXIMUM OFFERING PRICE PER SHARE,
  (NET ASSET VALUE PLUS 3.09% OF NET ASSET VALUE)*..........
                                                                    $9.02
                                                              -----------
                                                              -----------

---------------------
* On sales of $100,000 or more, the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $2,209,027
                                                              ----------
EXPENSES
Investment management fee...................................     140,979
Professional fees...........................................      90,368
Shareholder reports and notices.............................      52,119
Plan of distribution fee....................................      51,691
Trustees' fees and expenses.................................      42,709
Transfer agent fees and expenses............................      29,696
Registration fees...........................................      29,046
Organizational expenses.....................................      19,981
Custodian fees..............................................      15,971
Other.......................................................      10,504
                                                              ----------
     TOTAL OPERATING EXPENSES...............................     483,064
Interest expense............................................     391,149
                                                              ----------
     TOTAL EXPENSES.........................................     874,213
                                                              ----------
     NET INVESTMENT INCOME..................................   1,334,814
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................      35,606
Net change in unrealized depreciation.......................      17,582
                                                              ----------
     NET GAIN...............................................      53,188
                                                              ----------
NET INCREASE................................................  $1,388,002
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE YEAR
                                                                FOR THE YEAR        ENDED
                                                                   ENDED         OCTOBER 31,
                                                              OCTOBER 31, 1996       1995
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $ 1,334,814      $ 2,078,835
Net realized gain...........................................         35,606          238,067
Net change in unrealized depreciation.......................         17,582          367,857
                                                              ----------------   ------------
     NET INCREASE...........................................      1,388,002        2,684,759
                                                              ----------------   ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (1,470,640)      (2,713,438)
Paid-in-capital.............................................        (48,016)              --
                                                              ----------------   ------------
     TOTAL..................................................     (1,518,656)      (2,713,438)
                                                              ----------------   ------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (5,973,780)     (12,587,691)
                                                              ----------------   ------------
     NET DECREASE...........................................     (6,104,434)     (12,616,370)
NET ASSETS:
Beginning of period.........................................     31,258,890       43,875,260
                                                              ----------------   ------------
     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $43,698 AND UNDISTRIBUTED NET INVESTMENT
    INCOME OF $41,898, RESPECTIVELY)........................    $25,154,456      $31,258,890
                                                              ----------------   ------------
                                                              ----------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1996

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income.................................................................  $     1,334,814
Adjustments to reconcile net investment income to net cash from operating activities:
Decrease in receivables and other assets related to operations........................           87,563
Increase in payables related to operations............................................           14,782
Net amortization of discount/premium..................................................          140,264
                                                                                        ---------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES........................................        1,577,423
                                                                                        ---------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments..............................................................      (94,378,783)
Principal prepayments/sales of investments............................................       99,596,025
Net sales of short-term investments...................................................          354,560
                                                                                        ---------------
     NET CASH PROVIDED BY INVESTING ACTIVITIES........................................        5,571,802
                                                                                        ---------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net proceeds from shares of beneficial interest sold..................................        1,587,515
Net payments from shares of beneficial interest repurchased...........................       (8,498,134)
Net proceeds from issuance of reverse repurchase agreements...........................          392,812
Dividends to shareholders from net investment income..................................         (536,208)
Distributions to shareholders from paid-in-capital....................................          (48,016)
                                                                                        ---------------
     NET CASH USED FOR FINANCING ACTIVITIES...........................................       (7,102,031)
                                                                                        ---------------
     NET INCREASE IN CASH.............................................................           47,194
CASH AT BEGINNING OF YEAR.............................................................        --
                                                                                        ---------------
CASH BALANCE AT END OF YEAR...........................................................  $        47,194
                                                                                        ---------------
                                                                                        ---------------
CASH PAID DURING THE YEAR FOR INTEREST................................................  $       395,787
                                                                                        ---------------
                                                                                        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Premier Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income consistent with low volatility of principal. The Fund was organized as a Massachusetts business trust on March 27, 1991 and commenced operations on July 1, 1991.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

C. DOLLAR ROLLS -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.
D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $150,000 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of June 30, 1996.
2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
Under a Sub-Advisory Agreement between BlackRock Financial Management Inc. (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investment in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.
3. PLAN OF DISTRIBUTION
Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.
Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and employees and other selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.
The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. For the year ended October 31, 1996, the distribution fee was accrued at the annual rate of 0.18%.

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $38,800 in commissions from the sale of the Fund's shares of beneficial interest. Such commissions are not an expense of the Fund; they are deducted from the proceeds of sales of beneficial interest.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 were $91,759,957 and $105,398,044, respectively. Included in the aforementioned are purchases and sales of Discover Card Master Trust, an affiliate of the Investment Manager, of $1,007,344 and $1,007,344, respectively, and purchases and sales of U.S. Government Securities of $66,752,280 and $80,876,128, respectively.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $3,249.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,775. At October 31, 1996, the Fund had an accrued pension liability of $36,695 which is included in accrued expenses in the Statement of Assets and Liabilities.
5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1996              OCTOBER 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................      181,683   $    1,581,306        56,943   $    496,711
Reinvestment of dividends and distributions......................      108,241          945,989       191,193      1,658,690
                                                                   -----------   --------------   -----------   ------------
                                                                       289,924        2,527,295       248,136      2,155,401
Repurchased......................................................     (972,843)      (8,501,075)   (1,692,442)   (14,743,092)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................     (682,919)  $   (5,973,780)   (1,444,306)  $(12,587,691)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

6. FEDERAL INCOME TAX STATUS
During the year ended October 31, 1996, the Fund utilized approximately $36,000 of its net capital loss carryover. At October 31, 1996, the Fund had a net capital loss carryover of approximately $6,144,000 of which $4,973,000 will be available through October 31, 2001 and $1,171,000 will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.
To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996 accumulated net realized loss was charged $157, paid-in-capital was charged $50,073 and distributions in excess of net investment income was credited $50,230.
7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract. At October 31, 1996, the reverse repurchase agreements outstanding were $8,256,000 with a weighted average interest rate of 5.29% maturing within 6 days, for which securities valued at $8,294,786 including accrued interest were pledged as collateral. The maximum and average daily amounts outstanding during the year were $12,305,942 and $7,307,865, respectively. The weighted average interest rate during the year was 5.37%.

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                            FOR THE
                                                                                            PERIOD
                                                                                            JULY 1,
                                                                                             1991*
                                                FOR THE YEAR ENDED OCTOBER 31               THROUGH
                                    -----------------------------------------------------   OCTOBER
                                      1996       1995       1994       1993       1992     31, 1991
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $   8.79   $   8.77   $   9.18   $   9.69   $   9.95   $   9.60
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.41       0.53       0.54       0.73       0.71       0.26
Net realized and unrealized gain
 (loss)............................     0.02       0.14      (0.41)     (0.45)     (0.21)      0.37
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.43       0.67       0.13       0.28       0.50       0.63
                                    ---------  ---------  ---------  ---------  ---------  ---------

Dividends and distributions from:
   Net investment income...........    (0.46)     (0.65)     (0.54)     (0.61)     (0.71)     (0.26)
   Net realized gain...............    --         --         --         (0.18)     (0.05)     (0.02)
   Paid-in-capital.................    (0.01)     --         --         --         --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.47)     (0.65)     (0.54)     (0.79)     (0.76)     (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   8.75   $   8.79   $   8.77   $   9.18   $   9.69   $   9.95
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     5.07%      7.97%      1.44%      2.87%      5.18%      6.41%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses:
   Operating.......................     1.71%      1.57%      1.24%      0.95%      0.99%      0.85%(2)
   Interest........................     1.39%      0.65%      0.34%      0.65%      0.61%      0.84%(2)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total..............................     3.10%      2.22%      1.58%      1.60%      1.60%      1.69%(2)(3)
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     4.73%      5.83%      5.32%      7.32%      7.05%      7.50%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $25,154     $31,259    $43,875    $90,260   $154,860  $132,219

Portfolio turnover rate............      265%       366%       393%       412%       254%        91%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all expenses that were assumed or waived by the the
     Investment Manager, the above annualized expense and net investment income ratios would have been 1.85% and 7.34%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER PREMIER INCOME TRUST
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Premier Income Trust (the "Fund") at October 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period July 1, 1991 (commencement of operations) through October 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 5, 1996

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

BlackRock Financial Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
PREMIER INCOME
TRUST

ANNUAL REPORT
OCTOBER 31, 1996

DEAN WITTER PREMIER INCOME TRUST
                                GROWTH OF $10,000

                                                 LEHMAN BROTHERS
          DATE                        TOTAL      GENERAL US GOVT.    LIPPER
                                                  1-3 YEAR INDEX
     ----------------------------------------------------------------------
     July 1, 1991                     $ 9,700        $10,000        $10,000
     October 31, 1991                 $10,322        $10,354        $10,298
     October 31, 1992                 $10,857        $11,197        $10,824
     October 31, 1993                 $11,169        $11,845        $11,291
     October 31, 1994                 $11,330        $11,980        $11,230
     October 31, 1995                 $12,233        $13,038        $11,536
     October 31, 1996                 $12,853 (3)    $13,819        $12,167
     ----------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


              1 YEAR              5 YEAR          LIFE OF FUND
          -------------------------------------------------------
             5.07 (1)            4.48 (1)            5.42 (1)

             1.92 (2)            3.85 (2)            4.82 (2)
          -------------------------------------------------------

          -------------------------------------------------------
           _____Fund      _____Lehman (4)     _____Lipper (5)
          -------------------------------------------------------

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value including the deduction of a 3% front end sales charge, assuming a complete redemption on October 31, 1996.

(4) The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index tracks the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to three years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Adjustable Rate Mortgage Funds Average tracks the performance of funds which invest at least 65% of assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages, according to Lipper Analytical Services.